SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

11.	SUBSEQUENT EVENTS

Maturity Date Extension

On October 1, 2023, the Company and Mr. McCabe as successor in interest to Meta entered into an amendment to the 2021 Note and an amendment to the Loan Agreement extending the 2021 Note Maturity Date and the Maturity Date, respectively from October 3, 2023 to January 3, 2024. Additionally, on October 1, 2023, the Company and Mr. McCabe entered into an amendment to the 2022 Note extending the 2022 Note Maturity Date from October 3, 2023 to January 3, 2024.

Participation Agreements

Effective as of October 6, 2023, we and certain investor participants (each a “Participant” and collectively the “Participants”) entered into twenty-five separate Participation Agreements (the “Participation Agreements”) to conduct drilling of wells in our approximately 17,000 acre Johnson Prospect in Hudspeth County, Texas, which is a portion of our Orogrande Project.

Pursuant to the Participation Agreements, the Participants collectively funded $7,000,000, which will be used to (i) acquire the rights to drill on the Johnson Prospect and (ii) finance the drilling of five (5) vertical wells in the Johnson Prospect in connection with our 2023 drilling program requirements under its University Lands Drilling and Development Unit Agreement. Each Participant will have the right to participate in the drilling of additional wells on the Johnson Prospect in the future, including an additional five (5) vertical wells in locations determined by Hudspeth Operating, in its sole discretion, in 2024. The Participation Agreements provide for an initial allocation of the working interests and net revenue interests among each Participant and us and then a re-allocation upon payout or payment to such Participant of drilling and completion costs for each well drilled. Following payout, we will own 25% of working interest as described below and 18.75% net revenue interest in each well. Hudspeth Operating will be the operator of the Johnson Prospect pursuant to a joint operating agreement (the “Operating Agreement”) entered into in connection with the Participation Agreements. The Participation Agreements and the Operating Agreement require, among other things, that we and Hudspeth Operating drill and complete at least five (5) vertical wells by December 31, 2023, unless the term of the Participation Agreements is extended.

As of September 30, 2023, a total of $5,611,892 of the funding had been advanced to us by the Participants.

We reserved a twenty-five percent (25%) back-in interest, which shall automatically revert to us following the date that each Participant first recovers 100% of the costs attributable to the drilling and development of the wells in which such Participant has participated.

Further, within a specified period following drilling of the initial five (5) wells, pursuant to the Participation Agreement each Participant may elect to transfer and assign all of its interests to us in exchange for the issuance of shares of common stock of the Company at a value of $1.20 per share.

One of the Participants is McCabe Petroleum Corporation, an entity controlled by Mr. McCabe, the Chairman of our Board of Directors, our largest shareholder and a lender of the Company. As such, entry into such Participation Agreement and the related transactions pursuant thereto constitute related party transactions, which have been duly approved by the our Board of Directors and Audit Committee.

12.	SUBSEQUENT EVENTS

We met our drilling obligations under the DDU Agreement to drill five new wells in the Orogrande Project in advance of the March 31, 2023 deadline under University Lands lease requirement. The data collected from these five wells, in addition to the five wells drilled in 2021, confirmed that there are at least five potential distinct reservoirs under our acreage. Also, our operations team deployed a new mist drilling solution which increased hole stability, which we believe will result in meaningful cost savings for additional wells drilled in the Orogrande Project. While these wells may have potential to produce hydrocarbons to sell commercially in the future, we have no immediate plans to deploy the additional capital necessary to sell production from these wells to third parties. Instead, we plan to use the results from these wells to determine our drilling plans for future wells, including reservoir locations, target depths and designated acreage, in the Orogrande Project.

On March 31, 2023, we entered into an amendment to the 2021 Note and an amendment to Loan Agreement in order to extend each of the 2021 Maturity Date and the Maturity Date respectively from March 31, 2023 to October 3, 2023. Such amendments also removed the provisions allowing for extensions of the 2021 Maturity Date and the Maturity Date in the event the Company raised $30 million or more in capital through debt or equity or a combination thereof by March 31, 2023.